Exhibit 10.1

SFX ENTERTAINMENT, INC.

430 Park Avenue

New York, New York 10022

April 2, 2014

React Presents, Inc.

Clubtix, Inc.

Jeffery Callahan

Lucas King

400 North May Street, Suite 202

Chicago, Illinois 60642

Gentlemen:

Re:                             Amendment to Asset and Membership Interest Contribution Agreement regarding Letter of Credit

Reference is made to that certain Asset and Membership Interest Contribution Agreement dated as of February 18, 2014 as amended as of March 14, 2014 (the “Contribution Agreement”), by and among SFX Entertainment, Inc., a Delaware corporation (“Parent”), SFX- React Operating LLC, a Delaware limited liability company wholly owned by Parent (“Acquiror”, and together with Parent, the “Acquiring Parties”), React Presents, Inc., an Illinois corporation (“React”), Clubtix, Inc., an Illinois corporation (“Clubtix”, and together with React, the “Transferors”), LUCAS KING, an individual resident of Illinois and a stockholder of React and Clubtix (“King”), and JEFFERY CALLAHAN, an individual resident of Indiana and a stockholder of React and Clubtix (“Callahan”, and together with King the “Stockholders”).  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                      Amendment to Contribution Agreement Regarding Letter of Credit. Section 5.16 of the Contribution Agreement is hereby deleted; it being understood and agreed by the parties that the Letter of Credit shall not be required and that all references in the Contribution Agreement to the Letter of Credit, including the posting and delivery thereof at Closing, shall be deleted or disregarded as appropriate to effectuate the purpose and intent of this paragraph.

2.                                      Full Force and Effect.  Except as set forth above, the Contribution Agreement remains in full force and effect.

3.                                      Miscellaneous.  This letter agreement is subject to all of the terms, conditions and limitations set forth in Article 11 of the Contribution Agreement, which sections are hereby incorporated into this letter agreement, mutatis mutandis, as if they were set forth in their entirety herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

SFX ENTERTAINMENT, INC.
a Delaware corporation

By:	/s/ Sheldon Finkel
Name:	Sheldon Finkel
Title:	Vice Chairman

SFX-REACT OPERATING LLC
a Delaware limited liability company

By:	/s/ Sheldon Finkel
Name:	Sheldon Finkel
Title:	Vice President

[Signatures continue on following page.]

[Signature Page to SFX-React Letter Agreement re Letter of Credit]

REACT PRESENTS, INC.
an Illinois corporation

By:	/s/ Lucas King
Name:	Lucas King
Title:	Authorized Signatory

CLUBTIX INC.
an Illinois corporation

By:	/s/ Lucas King
Name:	Lucas King
Title:	Authorized Signatory

[Signatures continue on following page.]

[Signature Page to SFX-React Letter Agreement re Letter of Credit]

LUCAS KING
an individual resident of Illinois

/s/ Lucas King

JEFFERY CALLAHAN
an individual resident of Indiana

/s/ Jeffery Callahan

[Signature Page to SFX-React Letter Agreement re Letter of Credit]